UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
January 8, 2008

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of December 1, 2007, providing for the issuance of BNC Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-4)

                BNC Mortgage Loan Trust 2007-4
(Exact Name of Issuing Entity)
         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)
         Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)
                Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-139693	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue 13th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered offerings of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-139693) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant offered $495,956,000 in aggregate principal amount of Class A1, Class A2, Class A2A, Class A2B, Class A3, Class A3A, Class A3B, Class A4, Class A4A, Class A4B, Class M1, Class M1A, Class M1B, Class M2, Class M2A, Class M2B, Class M3, Class M3A, Class M3B, Class M4, Class M4A, Class M4B, Class M5, Class M5A, Class M5B, Class M6, Class M6A, Class M6B, Class M7, Class M8 and Class M9 Certificates, BNC Mortgage Loan Trust 2007-4 Mortgage Pass-Through Certificates, Series 2007-4 on January 8, 2008. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated November 26, 2007, as supplemented by the Prospectus Supplement dated January 8, 2008 and the Supplement dated January 8, 2008 (collectively, the “Prospectus”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a trust agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of December 1, 2007, among Structured Asset Securities Corporation, as depositor, Risk Management Group, LLC, as Credit Risk Manager, Wells Fargo Bank, N.A., as trustee and Aurora Loan Services LLC, as master servicer. The “Certificates” consist of the following classes: Class A1, Class A2, Class A2A, Class A2B, Class A3, Class A3A, Class A3B, Class A4, Class A4A, Class A4B, Class M1, Class M1A, Class M1B, Class M2, Class M2A, Class M2B, Class M3, Class M3A, Class M3B, Class M4, Class M4A, Class M4B, Class M5, Class M5A, Class M5B, Class M6, Class M6A, Class M6B, Class M7, Class M8, Class M9, Class B1, Class B2, Class B3, Class X, Class P, Class R and Class LT-R.

The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) the assets of which consist primarily of two pools of conventional, first lien, fixed and hybrid adjustable rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $515,548,021.44 as of December 1, 2007, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

On January 8, 2008, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal or Notional Balance
Class R	N/A
Class LT-R	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Trust Agreement dated as of December 1, 2007, among Structured Asset Securities Corporation, as Depositor, Risk Management Group, LLC, as Credit Risk Manager, Wells Fargo Bank, N.A., as Trustee and Aurora Loan Services LLC, as Master Servicer.

4.2	Exchange Trust Agreement dated as of December 1, 2007, among Structured Asset Securities Corporation, as Depositor and Wells Fargo Bank, N.A., as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of December 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Servicing Agreement dated as of December 1, 2007, between Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and JPMorgan Chase Bank, National Association, as Servicer, and acknowledged by Wells Fargo Bank, N.A., as Trustee.

99.3
Interest Rate Swap Agreement, dated as of January 8, 2008, including master agreement, schedule to the master agreement, credit support annex and confirmation between Lehman Brothers Special Financing Inc. and Wells Fargo Bank, N.A. on behalf of the Supplemental Interest Trust, BNC Mortgage Loan Trust 2007-4 Mortgage Pass-Through Certificates, Series 2007-4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES
CORPORATION

By:  /s/ Michael Hitzmann
Name: Michael Hitzmann
Title: Senior Vice President

Dated: January 23, 2008

EXHIBIT INDEX

Exhibit No.	Description

4.1
Trust Agreement dated as of December 1, 2007, among Structured Asset Securities Corporation, as Depositor, Risk Management Group, LLC, as Credit Risk Manager, Wells Fargo Bank, N.A., as Trustee and Aurora Loan Services LLC, as Master Servicer.

4.2	Exchange Trust Agreement dated as of December 1, 2007, among Structured Asset Securities Corporation, as Depositor and Wells Fargo Bank, N.A., as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of December 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Servicing Agreement dated as of December 1, 2007, between Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and JPMorgan Chase Bank, National Association, as Servicer, and acknowledged by Wells Fargo Bank, N.A., as Trustee.

99.3
Interest Rate Swap Agreement, dated as of January 8, 2008, including master agreement, schedule to the master agreement, credit support annex and confirmation between Lehman Brothers Special Financing Inc. and Wells Fargo Bank, N.A. on behalf of the Supplemental Interest Trust, BNC Mortgage Loan Trust 2007-4 Mortgage Pass-Through Certificates, Series 2007-4.